Exhibit 32.2

                               AXA FINANCIAL, INC.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2008 of AXA Financial, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Dziadzio, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/  Richard S. Dziadzio
                                    ------------------------
                                    Richard S. Dziadzio
                                    Executive Vice President and
                                    Chief Financial Officer

Date:  March 13, 2009